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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) April 6, 2000


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                     0-19285                            88-0228636

                (Commission File Number)   (IRS Employer Identification No.)


         15880 N. Greenway-Hayden Loop, Suite 100
                    Scottsdale, Arizona                       85260
         (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700


                                 Not Applicable
          (Former name or former address, if changed since last report)



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





Item 5.       Other Events


On April 6, 2000 Allied Waste Industries, Inc. ("Allied" or the "Company") issued a press release providing an update on the progress of its integration of the Browning-Ferris Industries, Inc. ("BFI") acquisition and the asset divestiture program, as well as other financial information related to the year 2000 outlook for the Company. A copy of the press release is provided herein along with additional unaudited supplemental data.






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



Contact:     Debi Ford
             Allied Waste Industries, Inc.
             (480) 627-2700
                                                          FOR IMMEDIATE RELEASE

                       ALLIED WASTE PROVIDES 2000 OUTLOOK

SCOTTSDALE, ARIZONA, APRIL 6, 2000 - Allied Waste Industries, Inc. (NYSE: AW) today provided an update on the progress of its integration of the Browning-Ferris Industries, Inc. (BFI) acquisition and its asset divestiture program, as well as other information to assist investors and analysts as they form their year 2000 outlook for the company. The highlights include:

|X|  Expected 2000 EBITDA (adjusted) of between $2.0 billion and $2.1 billion;

|X| Expected 2000 adjusted free cash flow of between $300 million and $385 million;

|X|  Debt expected to be reduced to under $9.8 billion by December 31, 2000;

|X|  Net  cash   proceeds  from  asset  sales  since  January  1,  2000  totaled approximately $327 million;

|X| Revolver capacity at March 31, 2000 of approximately $438 million; Tranche D Term Loan balance reduced to approximately $198 million at March 31, 2000.

"Eight months of operating the assets we acquired in the purchase of BFI has confirmed the strategic rationale of that transaction and its benefits to long-term shareholder value," said Tom Van Weelden, Chairman and CEO of Allied Waste. "As we continue the integration of the BFI operations with those of Allied Waste, we are excited by the performance and potential of the newly combined asset base. Moreover, general industry conditions are very positive, and we have every reason to believe that they will remain so for the foreseeable future.

"At the same time," continued Mr. Van Weelden, "Allied continues to be subject to the effects of not having completed certain asset divestitures according to our original schedule, which has led to higher interest costs. Furthermore, the delay in the contribution of `in-bound' assets involved in the pending swap transactions has delayed the benefit to Allied of the earnings associated with those businesses.

"We are, nonetheless, in a good position today to provide investors with an outlook on the year 2000. Our current analysis indicates that adjusted EBITDA for the year 2000 will be within expectations, but with growth weighted towards the third and fourth quarters as the company realizes the benefits of pending divestitures and swap transactions and further pricing initiatives," stated Mr. Van Weelden.

"Deleveraging Allied Waste's balance sheet remains a top strategic priority for the company. Our commitment to delivering on this goal is supported by our confidence today that we will complete by year end our current divestiture and swap program and generate net cash proceeds that will allow total debt to be reduced to below $9.8 billion by December 31, 2000," concluded Mr. Van Weelden.

Information for Full-year 2000 Outlook

For the full year ended December 31, 2000, Allied Waste expects to achieve the goals listed below. These expectations are premised on current assumptions about the timing of certain "in-bound" assets to be acquired in pending swap transactions and the timing of certain pending asset sales. The outlook assumes that there will be no significant market development activity during 2000 other than market development completed in the first quarter ended March 31, 2000. These assumptions highlight Allied Waste's focus on improving cash flow and capital structure by selling and buying assets that allow it to fully integrate its core markets.

|X|  Revenues are expected to range from $5.75 billion to $5.85 billion.
|X| Adjusted EBITDA is expected between $2.0 billion and $2.1 billion. Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization, adjusted to exclude non-recurring transition and integration costs.
|X| Adjusted free cash flow for the year 2000 is expected between $300 million and $385 million.
|X| Total debt at December 31, 2000 is expected to be below $9.8 billion compared to $10.2 billion at December 31, 1999.

Information for First Quarter 2000 Outlook

In updating its outlook for the full-year 2000, Allied Waste made a preliminary forecast of results for the first quarter 2000, which indicated the following:

|X| Revenues are expected to be between  $1.34  billion and $1.36  billion.
|X| Adjusted EBITDA is expected to be between $450.0 million and $460.0 million. |X| Total debt was approximately $10.16 billion at March 31, 2000 after considering first quarter market development activity for a total purchase price of approximately $270 million and proceeds from asset sales (net of asset swap activity) of approximately $327 million.
|X| Capacity on the company's revolving credit facility was approximately $438 million at March 31, 2000. The company's Tranche D Term Loan balance was approximately $198 million at March 31, 2000 and is expected to be repaid with asset-sale proceeds by the beginning of the third quarter of 2000.

Allied Waste plans to formally report first-quarter results in early May 2000. The reported results for the first quarter ended March 31, 2000 will include non-recurring costs the company is incurring related to its acquisition transition and integration efforts.

Divestiture and Swap Program Update

During the past eight months since the completion of the BFI acquisition, Allied Waste has realized approximately $1.3 billion in net cash proceeds from asset sales, including asset sales since January 1, 2000 totaling approximately $327 million. The company continues to expect that it will fully complete before the end of 2000 its currently outstanding net asset divestiture and swap transactions. Allied Waste today filed with the Securities and Exchange Commission a Form 8-K containing the information in this press release as well as information about its divestiture and swap program.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States.

Safe Harbor for Forward-Looking Statements

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation the ability of Allied to continue its vertical integration business strategy in a successful manner; the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate the acquired operations, to exit certain regional markets and certain non-strategic businesses, whether and when the recent transactions concluded or completed will be accretive to Allied's earnings, the amount of consideration to be paid and timing of the closing of potential transactions currently under definitive agreement, and whether Allied will be successful in negotiating asset sales at a pace sufficient to achieve the Company's twelve-month goal.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 1999. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.


                                                Allied Waste Industries, Inc.
                                                     Divestiture Program
                                                    As of March 31, 2000
                                                        (in millions)
                                                         (unaudited)

                                                                              Estimated        Estimated         Estimated
                                                                                Gross           Annual            Annual

             Acquirer                          Operations of:               Proceeds (1)        Revenue           EBITDA
------------------------------------  ---------------------------------    ---------------- ----------------  ----------------

     Completed divestitures:

         SITA                         SITA                                 $          444   $            --   $            --

         Stericycle                   BFI medical waste                               411               198                44

         Superior                     BFI                                             196                91               34

         Republic                     BFI                                              60                31                11

         Waste Connections            BFI & Allied                                     42                17                 8

         Other                        BFI & Allied                                     98               106                17
                                                                           ---------------- ----------------  ----------------

              Total completed divestitures                                          1,251               443               114

     Pending divestitures:

         Republic                     BFI                                               9                10                 1
         Republic                     Allied                           (2)              2                 4                 1
                                                                           ---------------- ----------------  ----------------
            Subtotal - Republic                                                        11                14                 2

         Gas Recovery Systems         BFI gas                                          53                --                --

         Other                        Allied                                            2                 3                 1
                                                                           ---------------- ----------------  ----------------

              Total pending divestitures (assets held for sale)                        66                17                 3

     Other potential divestitures     BFI & Allied                                    477               170                48
                                                                           ---------------- ----------------  ----------------

                 Total divestitures                                                 1,794               630               165

           Less: estimated tax impact                                                (62)                --                --
                                                                           ---------------- ----------------  ----------------

                  Net divestitures                                         $        1,732   $           630   $           165
                                                                           ================ ================  ================


Footnotes:
(1) Includes $42 million of standard holdback funds generally received 30 to 90 days subsequent to close.
(2) Operations were sold subsequent to March 31, 2000 for approximately $2 million.


                                                Allied Waste Industries, Inc.
                                                        Swap Program
                                                    As of March 31, 2000
                                                        (in millions)
                                                         (unaudited)

                                                                             Estimated         Estimated         Estimated
                                                                               Gross            Annual            Annual

             Acquirer                          Operations of:               Proceeds (1)        Revenue          EBITDA(2)
------------------------------------  ---------------------------------    ---------------  ----------------  ----------------

Divestitures ("Outbound"):

         Completed divestitures:

            Superior                          BFI                          $           10   $             6   $             1

            Republic                          BFI                                      58                49                 9

            Waste Management                  BFI Canada                               75                64                17
                                                                           ---------------  ----------------  ----------------
              Total completed divestitures                                            143              119                27

         Pending divestitures:

            Waste Management                  BFI                                      15                 6                 3

            Republic                          BFI                                     110                86                17
            Republic                          Allied                                   24                23                 3
                                                                           ---------------  ----------------  ----------------
                Subtotal - Republic                                                   134               109                20

            Superior                          BFI                                      37                25                 5
            Superior                          Allied                                   42                14                 5
                                                                           ---------------  ----------------  ----------------
                Subtotal - Superior                                                    79                39                10
            Other                             BFI                                     124                96                25
                                                                           ---------------  ----------------  ----------------
              Total pending divestitures (assets held for sale)                        352              250                58
            Other Potential divestitures      BFI & Allied                             11                11                 4
                                                                           ---------------  ----------------  ----------------
              Total divestitures                                           $           506   $          380   $            89
                                                                           ================  ===============  ================

Purchases ("Inbound"):

         Completed purchases:

            Allied                            Republic                     $           57   $            25   $             7

            Allied                            Waste Management                         50                37                10
                                                                           ---------------  ----------------  ----------------
              Total completed purchases                                               107               62                17
         Pending purchases:

            Allied                            Republic                                137               121                23

            Allied                            Superior                                105                35                13

            Allied                            Waste Management                        188               111                37

            Allied                            Waste Connections                         8                 5                 2
                                                                           ---------------  ----------------  ----------------
              Total pending purchases                                                 438              272                75
              Total purchases                                             $           545   $          334    $           92
                                                                          ================  ===============   ===============
              Net impact to Allied before taxes                           $          (39)   $         (46)    $            3
            Less: Estimated Tax Impact                                               (55)                --                --
                                                                           ---------------  ----------------  ----------------
              Net Impact to Allied after taxes                            $          (94)   $         (46)    $            3
                                                                          ================  ===============   ===============

Footnotes:
(1)    Includes $14 million of standard holdback funds generally received 30 to 90 days subsequent to close.
(2)    Excludes expected annualized synergies of approximately $20 million.


                                                Allied Waste Industries, Inc.
                                                  Projected Free Cash Flow
                                            For the Year Ended December 31, 2000
                                                        (in millions)
                                                         (unaudited)

                                                                                                      Projected Range
                                                                                                     December 31, 2000

                                                                                               -------------------------------

Adjusted EBITDA(1)                                                                             $     2,000   --- $      2,100
     Cash interest(2)                                                                                (905)   ---        (890)
     Cash taxes                                                                                      (105)   ---        (130)
     Closure, post-closure and environmental expenditures                                             (90)   ---         (90)
     Increase in working capital(3)                                                                   (30)   ---         (25)
     Capital expenditures                                                                            (570)   ---        (580)
                                                                                               --------------    -------------
            Free cash flow                                                                             300   ---          385
     Transition and other non-recurring expenditures                                                 (340)   ---        (265)
     Market development expenditures                                                                 (270)   ---        (270)
     Net divestiture proceeds                                                                          680   ---          680
     Cash available at December 31, 1999                                                               113   ---          113
                                                                                               --------------    -------------
     Cash flow available for debt repayment                                                            483   ---          643
Debt at December 31,1999                                                                            10,243   ---       10,243
                                                                                                                 -------------
                                                                                               --------------
Estimated Debt at December 31, 2000                                                            $     9,760   --- $      9,600
                                                                                               ==============    =============

Footnotes:
(1)    Adjusted to exclude non-recurring transition and integration costs.
(2)    Includes capitalized interest.
(3)    Excludes  the  effects  of  acquisition   accruals;   cash   expenditures
       associated with these accruals are included in transition and other non-recurring cash flows.




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







                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  ALLIED WASTE INDUSTRIES, INC.


                    By:                /s/PETER S. HATHAWAY
                           ---------------------------------------------
                                        Peter S. Hathaway
                            Vice President & Chief Accounting Officer



Date:  April 6, 2000





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